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                                                                   Exhibit 10.30


                         [DOCUMENT SCIENCES LETTERHEAD]


CONSULTING AGREEMENT


GENERAL

This agreement is entered into between John H. Wilson, hereinafter referred to as "Consultant", Document Sciences Corporation, hereinafter referred to as "Company", and Alan H. Lynchosky, Acting President and Chief Executive Officer, hereinafter referred to as "President and CEO". Company agrees to retain Consultant to serve as an Interim Chief Financial Offer. Responsibilities and duties of Consultant will be as agreed to between Consultant and President and CEO, will be in the normal course of business and consistent with similar responsibilities exacted by and duties performed by Chief Financial Officers, in general.

PAYMENT

Company agrees to pay Consultant $15,000.00 per month and Consultant agrees to accept $15,000.00 per month for all services rendered and personal costs incurred by Consultant in execution of the previously mentioned responsibilities and duties.

TERM

The term of this agreement will be no less than three (3) months and may be extended by mutual agreement of President and CEO and Consultant. Services under the initial term of this agreement will commence on May 18, 1998, and end on August 17, 1998.

RENEWALS

Renewals of this agreement, if any, will be determined as soon as possible by President and CEO and Consultant. Fees related to renewals will be decided between President and CEO and Consultant at least 15 days before the end of the initial term and any succeeding term. If renewals are made in increments of three (3) months or less, it is hereby agreed to by Consultant and President and CEO that the fee for each such increment will be $15,000.00 per month, covering like items as indicated above for the initial term. If renewals are made in increments any greater than three (3) months, Consultant and President and CEO agree to a monthly fee for each month of the first renewal period of $13,500.00, for up to one six month renewal. This agreement does not contemplate Consultant being retained as Interim Chief Financial Officer for a period of more that nine
(9) months.


     /s/ John H. Wilson
---------------------------------------------
John H. Wilson, Consultant


    /s/ Alan H. Lynchosky
---------------------------------------------
Alan H. Lynchosky, Acting President and CEO
Document Sciences Corporation


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                         [DOCUMENT SCIENCES LETTERHEAD]


July 15, 1998



Mr. John H. Wilson
2280 Avenida Magnifica, Apt E
Carlsbad, CA  92008

Dear John:

Pursuant to a conversation you had today with Chuck Harris, I am hereby extending your Consulting Agreement through October 31, 1998, in accordance with the terms specified in the Agreement. Specifically, you will continue to serve as Interim Chief Financial Officer of Document Sciences Corporation, and on each of the dates of August 15, September 15, and October 15 we will pay you $15,000 in payment of services to be rendered through October 31, 1998.




    /s/ Alan H. Lynchosky
---------------------------------------------
Alan Lynchosky
Interim Chief Executive Officer

                         [DOCUMENT SCIENCES LETTERHEAD]


September 21, 1998




Mr. John H. Wilson
2280 Avenida Magnifica, Apt E
Carlsbad, CA  92008

Dear John:

Pursuant to our conversation on September 9, 1998, your Consulting Agreement is extended through January 31, 1999, in accordance with the terms specified in the Agreement which began May 18, 1998. Specifically, you will continue to serve as Interim Chief Financial Officer of Document Sciences Corporation. On each of the dates of October 15, 1998; November 15, 1998; December 15, 1998; and January 15, 1999, you will receive pay at a rate of $15,000.00 per month in payment of services to conclude January 31, 1999.




   /s/ Charles R. Harris
-----------------------------------
Charles R. Harris
President and CEO

     /s/ John H. Wilson
-----------------------------------
John H. Wilson
Agreed and accepted

                         [DOCUMENT SCIENCES LETTERHEAD]


February 5, 1999




Mr. John H. Wilson
2280 Avenida Magnifica, Apt E
Carlsbad, CA 92008

Dear John:

Pursuant to our conversation on February 2, 1999, I am extending your Consulting Agreement through July 31, 1999, in accordance with the terms specified in the Agreement, notwithstanding the original anticipated "no longer than date". Specifically, you will continue to serve as Interim Chief Financial Officer of Document Sciences Corporation. We will pay you at the new rate of $20,000 per month. That amount will be paid to you on February 15, March 15, April 15, May 15, June 15, and July 15, 1999, in payment for services to be rendered. This extension replaces the extension granted to you on January 4, 1999.




   /s/ Charles R. Harris
-------------------------------------
Charles R. Harris
President and CEO




   /s/ John H. Wilson
-------------------------------------
Agreed and accepted
John H. Wilson
Contractor